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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2003
(Date of earliest event reported)                 Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                         38-1853300
 -------------------------------                          -------------------
 (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                          Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051

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                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEM 5.         OTHER EVENTS

                On April 16, 2003, The Board of Directors of Telex Communications, Inc. (the "Company") announced the appointment of Ray Malpocher as President and Chief Executive Officer of the Company to replace Ned Jackson, who is retiring. Mr. Malpocher will also serve on the Company's Board of Directors. The press release issued by the Company announcing the event is attached as Exhibit 99.1.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                99.1 Press Release issued by the Company dated April 16, 2003.





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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TELEX COMMUNICATIONS, INC.


Dated:  April 16, 2003             By:  /s/ Gregory W. Richter
                                   ------------------------------------------
                                   Gregory W. Richter
                                   Vice President and Chief Financial Officer



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                           Telex Communications, Inc.
                                    Form 8-K

                                  Exhibit Index


Exhibit No.         Description
-----------         --------------------------------------------------------
99.1                Press Release issued by the Company dated April 16, 2003






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